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CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: NOV 1, 2003 THROUGH NOV 30, 2003
ACCRUAL PERIOD: NOV 17, 2003 THROUGH DEC 14, 2003
DISTRIBUTION DATE: DECEMBER 15, 2003

                                           TRUST             SERIES        SERIES         DCMOT        DCMOT        DCMOT
                                           TOTALS            1999-2        2001-A        2002-A       2002-B       2003-A     OTHER
                                       ---------------  ----------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller        41,685,589.21 *  4,133,732.60  6,889,554.34 13,627,689.90 6,813,844.95 10,220,767.42    0.00
Principal Collections from Seller                0.00 *          0.00          0.00          0.00         0.00          0.00
Investment Income on Accounts              726,872.99       75,218.07    125,539.13    233,829.24   116,914.62    175,371.93
Balances in Principal Funding Accounts           0.00            0.00          0.00          0.00         0.00          0.00
Balances in Reserve Fund Accounts        5,600,000.00    2,100,000.00  3,500,000.00          0.00         0.00          0.00
Balances in Excess Funding Accounts              0.00            0.00          0.00          0.00         0.00          0.00
Balance in Yield Supplement Accounts     6,400,000.00    2,400,000.00  4,000,000.00          0.00         0.00          0.00
Other Adjustments                                0.00            0.00          0.00          0.00         0.00          0.00    0.00
                                       ---------------  ----------------------------------------------------------------------------
                   TOTAL AVAILABLE      54,412,462.20    8,708,950.67 14,515,093.47 13,861,519.14 6,930,759.57 10,396,139.35    0.00
                                       ===============  ============================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
 Note/Certificateholders                 5,603,888.89      583,333.33    921,666.67  1,835,555.56   898,333.33  1,365,000.00
Principal Due to
 Note/Certificateholders                         0.00            0.00          0.00          0.00         0.00          0.00
Principal to Funding Account                     0.00            0.00          0.00          0.00         0.00          0.00
Move Funds to the Reserve Fund
 Accounts                                5,600,000.00    2,100,000.00  3,500,000.00          0.00         0.00          0.00
Move Funds to the Excess Funding
 Accounts                                        0.00            0.00          0.00          0.00         0.00          0.00
Move Funds to the Yield Supplement
 Accounts                                6,400,000.00    2,400,000.00  4,000,000.00          0.00         0.00          0.00
Yield Supplement & Reserve Account
 to Seller                                       0.00 *          0.00          0.00          0.00         0.00          0.00
Service Fees to Seller                   5,454,212.45 *    500,000.00    833,333.33  1,831,501.83   915,750.92  1,373,626.37
Defaulted Amounts to Seller                 16,844.75 *      1,656.86      2,761.43      5,522.87     2,761.43      4,142.15
Excess Collections to Seller            31,337,516.11 *  3,123,960.48  5,257,332.03 10,188,938.88 5,113,913.89  7,653,370.83    0.00
Excess Funding Account Balance
 to Seller                                       0.00 *          0.00          0.00          0.00         0.00          0.00
                                       ---------------  ----------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS    54,412,462.20    8,708,950.67 14,515,093.47 13,861,519.14 6,930,759.57 10,396,139.35    0.00
                                       ===============  ============================================================================
                        Proof                    0.00            0.00          0.00          0.00         0.00          0.00    0.00
                                       ===============  ============================================================================



--------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
                  Chrysler                                             $0.00
                  Investment Income                               726,872.99
                  Collection Account                            6,000,000.00 *
                  Reserve & Yield Accounts                              0.00
                  Balance in Excess Funding Account                     0.00
                                                               $6,726,872.99
     2. Distribute funds to:
                  Series Note/Certificate Holders              $5,603,888.89
                  Chrysler                                      1,122,984.10
                  Trust Deposit Accounts                                0.00
                                                               $6,726,872.99
     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.


                                                  TO: JOHN BOBKO/ROBERT GRUENFEL
--------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK:         THE BANK OF NEW YORK
                                  (1,122,984.10)      (212) 815-4389/8325
--------------------------------------------------